                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of ____________________,1997, is by and among PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation (the "Company"), and the persons and entities listed on
Schedule I attached hereto and made a part hereof (such individuals and entities, collectively the "Investors" and each individually an "Investor").

                              W I T N E S S E T H:

     WHEREAS, the Company is a general partner of Philips International Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), which holds certain properties and assets contributed to it pursuant to the Transaction Agreements (as hereinafter defined);

     WHEREAS, pursuant to the Transaction Agreements, the Operating Partnership has issued units representing limited partnership interests in the Operating Partnership (the "Units") to certain of the Investors;

     WHEREAS, the Units are redeemable for unregistered shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in certain circumstances; and

     WHEREAS, the Company has agreed to provide the Investors with certain registration rights as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto, and in this
Section 1 and the other sections hereto.

          1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.2 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          1.3 "Formation Transactions" shall mean the transactions contemplated by the Transaction Agreements.

          1.4 "Holder" shall mean any registered holder, from time to time, of Regjstrable Securities.


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          1.5 "Initial Public Offering" shall mean the sale of shares of Common
     Stock pursuant to the Company's first effective registration statement for such shares filed under the Securities Act following the date hereof.

          1.6 "Initiating Holders" shall mean any Holder or Holders who, in the aggregate, are Holders of Registrable Securities representing at least fifty percent (50%) of the Registrable Securities then outstanding, and who initiate a request pursuant to Section 2.1 below for the registration of all or part of such Holder or Holders' Registrable Securities.

          1.7 "Lock-up Period" shall mean the period of time, as specified in the underwriting agreement or related lock-up agreements entered into in connection with the Initial Public Offering, during which there are restrictions on transfers of shares of Common Stock by the Company or any of the Investors.

          1.8 "National" shall mean National Properties Investment Trust.

          1.9 "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          1.10 "Register", "registered" and "registration" shall, except with respect to Section 1.4 hereof, refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.11 "Registrable Securities" shall mean any of the following which are held by any Holder: (a) shares of Common Stock which are acquired upon the redemption of Units held by any Holder, (b) shares of Common Stock then outstanding which were issued as, or upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of Units or other Registrable Securities, (c) shares of Common Stock then issuable upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of Units or other Registrable Securities, and
     (d) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (a) through (c) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement (ii) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (iii) they shall be eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Ho1ders, (iv) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by



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



     the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (v) they shall have ceased to be outstanding. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such person has the unqualified right to acquire such Registrable Securities (by conversion, redemption or otherwise, but disregarding any legal restrictions upon the exercise of such right) whether or not such acquisition has actually been effected.

          1.12 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Agreement, exc1uding underwriters' discounts and commissions but including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the fees and expenses of one counsel for all Holders, all blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          1.13 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.14 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities; provided, however, that if Company Shares, Additional Shares or Other Securities are sold in the same registration statement as Registrable Securities, the Selling Expenses shall equal the product of (A) the underwriting discounts and commissions applicable to the offering pursuant to such registration statement multiplied by (B), a fraction, the numerator of which is the fair market value of the Registrable Securities being sold thereunder and the denominator of which is the fair market value of the Registrable Securities, Company Shares, Additional Shares and Other Securities being sold thereunder.

          1.15. "Transaction Agreements" shall mean the Contribution and Exchange Agreement, dated August 11, 1997, by and among the Company, the Operating Partnership, National, its trustees and the Investors and all exhibits and schedules attached thereto.

          1.16. Certain Other Defined Terms. The following terms shall have the meanings ascribed to them in the sections indicated below:



                  Defined Term                          Section
                  ------------                          -------

                  Additional Shares                       2.2
                  Company Offering                        2.1
                  Company Share                           2.2
                  Demand Registration Notice              2.1
                  Indemnified Party                       6.3
                  Indemnifying Party                      6.3

                  Defined Term                          Section
                  ------------                          -------



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


                  Other Securities                        3.1
                  Other Shareholders                      2.5

     2. Requested Registration.

          2.1 Request for Registration. At any time commencing one year after the consummation of the Formation Transactions, so long as no Lock-up Period is then in effect, upon written notice from Initiating Holders requesting that the Company effect any registration with respect to all or part of the Registrable Securities held by such Initiating Holders, the Company shall (a) promptly give written notice of the proposed registration to all other Holders (the "Demand Registration Notice") and (b) as soon as practicable but not later than sixty (60) days after receipt of the request from the Initiating Holders, use its best efforts and take all appropriate action to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the blue sky or other state securities laws requested by Initiating Holders and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of the Demand Registration Notice; provided, however, that:

               (i) in no event shall the Company be required to effect, or to take any action to effect, any such registration pursuant to this
          Section 2 after the third such registration pursuant to this Section 2 has been declared or ordered effective;

               (ii) if the Company shall have previously effected a registration with respect to Registrable Securities owned by any Holder pursuant to this Section 2, the Company shall not be required to effect a registration pursuant to this Section 2 until a period of six (6) months shall have elapsed from the effective date of the most recent such previous registration; provided, however, that no registration of Registrable Securities under this Section 2 shall relieve the Company of its obligation (if any) to effect registrations of Registrable Securities pursuant to Section 3 below;

               (iii) if, upon receipt of a registration request pursuant to this
          Section 2, the Company is advised in writing by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company (a "Company Offering") that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such Company Offering that had been contemplated by the Company prior to the notice of the Initiating Holders, the Company shall not be required to effect a registration pursuant to this Section 2 until the earliest of (A) three months after the completion of such Company Offering, (B) the termination of any "black out" period, if any, required by the underwriters to be applicable to any Holder who has requested to have any Registrable Securities registered in connection with such registration, (C) promptly after abandonment of such Company Offering or (D) four months after the date of written notice from the Initiating Holders demanding registration pursuant to this Section 2;

               (iv) if, while a registration request is pending pursuant to this
          Section 2, the Company determines, in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of nonpublic material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other significant transaction, the Company shall deliver a certificate to such effect signed by its President or any Vice President to the proposed selling Holders and the Company shall not be required to effect a registration pursuant to this Section 2 until the earlier of
          (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Company makes such good faith determination; and

               (v) the provisions of this Section 2.1 shall not be applicable if a shelf registration under Section 3.6 hereof is then in effect.


          2.2 Additional Shares to be Included. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5 below, include (a) other securities of the Company (the "Additional Shares") which are held by officers or directors of the Company or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities with the Holders referred to in Section 2.1 above, and (b) securities of the Company being sold for the account of the Company (the "Company Shares").

          2.3 Withdrawal of Registration. If the Initiating Holders inform the Company by written notice that they are withdrawing their registration request made pursuant to Section 2.1 above and the Initiating Holders pay all of the Company's out-of-pocket expenses with respect to such registration incurred to the date of such notice, then the registration statement need not be filed and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this Section 2; provided, however, that if the Company decides to go forward with the registration on its own behalf, or on behalf of any other shareholders, then the Initiating Holders shall not be required to pay any of the Company's out-of-pocket expenses and such registration will not count as a registration (or an exercise of rights) under this Section 2.

          2.4 Underwriting.

               (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the Demand Registration Notice, and such Demand Registration Notice shall also state that inclusion of each Holder's Registrable Securities in the registration to which such Demand Registration Notice applies shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of such Holder's Registrable Securities.

               (b) If the Registrable Securities are to be distributed by means of an underwriting, the Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders.


          2.5 Limitations on Shares to be Included.

               (a) Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company or the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten or that the inclusion of Additional Shares or Company Shares may adversely affect the sale price (of the shares to be registered) that may be obtained, first the Additional Shares shall be excluded from such registration to the extent so required by such limitation, then the Company Shares shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they have requested to be included in such registration statement.

               (b) If the Company or any Holder of Registrable Securities, or holder of Additional Shares (collectively, the "Other Shareholders") who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such Person may elect to withdraw such Person's Registrable Securities, Additional Shares or Company Shares therefrom by written notice to the Company, the underwriter and the Initiating Holders. If the withdrawal of any Registrable Securities, Additional Shares or Company Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Company Shares, or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer first to the Holders and second to the Other Shareholders an opportunity to include additional shares of Registrable Securities, Company Shares, or Additional Shares, as the case may be, in the proportions discussed above.

     3. Company Registration

          3.1 If the Company shall determine to register any of its shares of Common Stock or other securities ("Other Securities") issued by it having terms substantially similar to the Common Stock, either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 (under the Securities Act) transaction, the Company will:

               (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder within fifteen (15) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

               Notwithstanding the foregoing the rights under this Section 3.1 shall not apply to any Holder if a shelf registration under Section
          3.6 hereof is then in effect.

          3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to require registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          3.3 Limitations on Shares to be Included. With respect to Company registrations, notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as follows: first, to the Company for securities being sold for its own account or to the security holder or holders exercising any demand registration rights on such security holder or holders' account, second, among all such Holders requesting registration, and third, among all Other Shareholders requesting registration pursuant to the exercise of piggyback registration rights, in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or Additional Shares which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities or any Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.

          3.4 Withdrawal from Registration. Any Holder requesting inclusion of Registrable Securities pursuant to this Section 3 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company; provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no such right to revoke its request. If the withdrawal of any Registrable Securities or Additional Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders and to the Other Shareholders an opportunity to include additional shares of Registrable Securities or Additional Shares, as the case may be, in the proportions discussed in Section 3.3 above.

          3.5 Termination or Withdrawal by Company. The Company shall have the right to terminate or withdraw any registration initiated by it under this
     Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          3.6 Certain Shelf Registrations. The foregoing notwithstanding on _______, 1998 (the "Anniversary Date"), or as soon thereafter as is reasonably practicable, the Company shall, at its expense, register the Registrable Securities through a shelf registration statement pursuant to Rule 415 under the Securities Act, which shelf registration statement shall cover only the Registrable Securities. The Company shall, at its expense, use its best efforts to maintain the effectiveness of such registration statement until the earlier of (i) such time as when all of the Registrable Securities have been disposed of or (ii) three (3) years after the redemption of all of the Units into Common Stock. Notwithstanding anything in this Section 3.6 to the contrary, if at the Anniversary Date the Company determines, in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of such shelf registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other significant transaction, the Company shall deliver a certificate to such effect signed by its President or any Vice President to the Holders and the Company shall not be required to effect a registration pursuant to this Section 3.6 until the earlier of
     (A) the date upon which such material information is disclosed to the public or ceases to be material or (b) 90 days after the Company makes such good faith determination.


     4. Expenses of Registration. All Registration Expenses incurred in connection with the registration or qualification of, or compliance with, any registration statement under Sections 2 and 3 of this Agreement shall be borne by the Company. All Selling Expenses shall be borne pro rata by each Holder in accordance with the number of shares sold.

     5. Registration Procedures.

          5.1 In the case of each registration to be effected by Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and all amendments thereto and as to the completion thereof, advise any such Holder, upon request, of the progress of such proceedings, use its best efforts to effect the registration of any Registrable Securities under the Securities Act, and will, at its expense:

               (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission and to keep such registration effective for a period of three hundred sixty-five (365) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Company shall keep such registration effective for longer than three hundred sixty-five (365) days if the costs and expenses associated with such extended registration are borne entirely by the selling Holders;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) Furnish to each seller of Registrable Securities covered by such registration statement and each Holder two conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller or Holder, as the case may be, may reasonably request;


               (d) Promptly notify each seller of Registrable Securities covered by such registration statement and each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers; provided, however, that the Company shall not for any such purpose be required to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (e) be obligated to be so qualified, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction; and provided, further, however, that the Company shall not be required to register or qualify Registrable Securities covered by a registration statement pursuant to Section 3 hereof in any jurisdiction that is not included in the list provided as part of the written notice given pursuant to Section 3.1(a) unless the Company is registering other securities covered by such registration statement in such jurisidiction;

               (f) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (g) Use its best efforts to list all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

               (h) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (i) Make available for inspection by any seller of Registrable Securities and each Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller, Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, Holder, underwriter, attorney or accountant in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure;

               (j) Furnish to each selling Holder upon request a signed counterpart, addressed to the selling Holder, of

                    i) an opinion of counsel for the Company, dated the
               effective date of the registration statement and in form reasonably acceptable to the Company and such Holder, and

                    (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

               in the case of (i) and (ii) covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and in the case of the accountants' "comfort" letters with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;


               (k) Furnish to each selling Holder a copy of all correspondence from or to the Commission in connection with any such offering;

               (1) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

               (m) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          5.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this agreement that the Holders proposing to register Registrable Securities shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of distribution of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          5.3 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel.



     6. Indemnification.

          6.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities, joint and several (or actions, proceedings or settlements in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and expressly stated to be specifically for use therein.

          6.2 Indemnification by the Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each Person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its directors and officers, each underwriter or control Person, each other Holder and each of their officers, directors and partners and each Person controlling such Holder or other shareholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly stated to be specifically for use therein; provided, however, that the liability of any such Holder under this Section 6.2 shall be limited to the amount of proceeds received by such Holder in the offering giving rise to such liability.

          6.3 Notices of Claims, Procedures etc.Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless such failure is prejudicial to the ability of the Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Party having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto, shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (x) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (y) which requires action other than the payment of money by the Indemnifying Party.

     Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          6.4 Contribution. If the indemnification provided for in this Section 6 shall for any reason be held by a court to be unavailable to an Indemnified Party under Section 6.1 or 6.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 6.1 or 6.2, the Indemnified Party and the Indemnifying Party under Section 6.1 or 6.2 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; provided, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 6.4 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     7. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     8. Transfer or Assignment of Registration Rights. The rights with respect to any Registrable Securities to cause the Company to register such securities granted to a Holder by the Company under this Agreement may be transferred or assigned by a stockholder, in whole or in part, to a transferee or assignee of any Registrable Securities and, in such case, the Company shall be given written notice stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned.

     9. Rule 144 and Rule 144A. At such time as the Company becomes subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of
(a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     10. Specific Performance. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants, or modify any existing agreement with respect to its securities to grant, to the holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Investors under Section 3 of this Agreement.

     12. Benefits of Agreement: Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs; this Agreement does not create, and shall not be construed as creating, any rights enforceable by any other Person.

     13. Complete Agreement. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed by a majority in interest of the Holders.

     14. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement.

     15. Notices. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to the Corporation, to it at Philips International Realty Corp., 417 Fifth Avenue, New York, New York 10016, Attention Mr. Philip Pilevsky, with a copy to Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, Attention: Jonathan A.

Bernstein, Esq., and if to any Holder, to the address of such Holder as set forth in the stock transfer books of the Corporation.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

     16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

     17. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     18. Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, as of the date first set the parties have signed this Agreement forth above.


                           PHILIPS INTERNATIONAL REALTY CORP.


                           By:
                               -------------------------------
                           Name:
                           Title:

                           INVESTORS:

                           -----------------------------------

                           -----------------------------------

                           -----------------------------------

                           -----------------------------------




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